1 INVESTOR PRESENTATION Q2 | AUGUST 2025 | NASDAQ: MYRG Q 2 2 0 2 5

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. SAFE HARBOR NOTICE FORWARD-LOOKING STATEMENTS.

3 65+ OFFICE LOCATIONS MYR Group Inc. is a holding company of subsidiaries that has delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada, since 1891. MYR GROUP INC. - A MARKET LEADER IN ELECTRICAL CONSTRUCTION. CONTINUED GROWTH Strong presence in key markets with healthy organic and acquisitive growth SUPERIOR SAFETY CULTURE Performance that exceeds industry standards; 2024 stats: TCIR – 0.78 LTIR - 0.10 STRONG FINANCIALS Strong balance sheet to support future growth and projects of any magnitude with proven execution of corporate strategy EXTENSIVE RESOURCES & EXPERTISE Dedicated workforce of 8,500+ employees, centralized operations for greater efficiency and cross-collaboration and one of the largest centralized, specialized fleets in the industry LONG-STANDING CUSTOMERS Established client relationships and alliance partnerships across the U.S. and Canada (some held for 50+ years), and more than 90% return clients in both segments ESSENTIAL CLEAN ENERGY CONTRACTOR Superior electrical services that support the clean energy transformation and growing electricity demand EXPERIENCED LEADERSHIP Executive team that averages more than 29 years of industry experience Reportable Segments: T&D and C&I COMMERCIAL INDUSTRIAL TRANSPORTATION DATA CENTERS SOLAR EV CHARGING COMMERCIAL & INDUSTRIAL (C&I) TRANSMISSION DISTRIBUTION SUBSTATION STREET LIGHTING STORM RESTORATION STORAGE & SOLAR TRANSMISSION & DISTRIBUTION (T&D) INVESTMENT HIGHLIGHTS

4 $3.45B 06/30/2025 LTM $2.25B 2020 $2.50B 2021 $3.01B 2022 $3.36B 2024 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 29 YEARS IN A ROW $3.64B 2023 CAGR 10.0%

5 • T&D primarily consists of small to medium-sized projects, with some larger High Voltage Direct Current (HVDC) transmission projects. We execute routine maintenance work under long-term Master Services Agreement (MSAs). Strong, long-term drivers will continue to increase T&D spending. • The core markets we serve in C&I remain active, with multiple growth drivers and notable strength in data center and transportation opportunities. • Reshoring of manufacturing continues to create opportunities in our markets, and both MYR Group business segments are well-positioned to benefit from this. • AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers pose additional opportunities for our T&D segment. • Strong balance sheet with $383M in availability under our $490M credit facility and debt to LTM EBITDA leverage of 0.46x, which management believes will enable us to meet our working capital needs, support organic growth, pursue acquisitions, and opportunistically repurchase shares. WHAT WE SEE OUTLOOK.

6 ELECTRICAL CONSTRUCTION PROJECT DELIVERY DEPTH & BREADTH OF EXPERTISE. A person in a safety vest and helmet looking at a construction vehicle Description automatically generated MAINE POWER RELIABILITY PROG. Maine; $200M+; 4-year project 210 miles of 345kV & 115kV transm. line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4 ½ year project Electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3 ½ year project Nearly 100 miles of 345kV transmission INTUIT DOME California; $130M+ project 18,000-seat L.A. Clippers arena RECENT PROJECT AWARD HIGHLIGHTS • CSI Electrical Contractors selected as electrical contractor for the Replacement Passenger Terminal design-build project for Hollywood Burbank Airport in Hollywood, California. CSI’s scope is approx. $100M. • Sturgeon Electric was awarded phase one of a large-scale data center project in Colorado valued at over $90 million. • MYR Energy Services executed a five-year Design-Build Electric Distribution MSA with Xcel Energy for turnkey, design-build distribution services including permitting, right of way, public outreach, design and construction in Xcel Energy’s service territories across multiple states. The MSA will exceed $500 million over the next five years. DEN CONCOURSE EXPANSIONS Colorado; $190M+ project 55-gate concourse expansion program Industry leader and trusted partner Strong, long-standing customer alliances Experience with small to large, fast-track projects Deliver highest quality services with skilled experts Strong execution of large projects on stand-alone basis and with JV partners Experience with voltages up to 765kV Maintain one of the largest specialized fleets Expertise delivering some of the largest, most complex, electrical construction projects Decades of experience in our core C&I markets including data centers, transportation, healthcare, airports, and water treatment facilities

7 • LTM revenue of $1.90B as of June 30, 2025 • Backlog of $927M as of June 30, 2025* • Strong, long-standing relationships with a diverse customer base where approximately 60% of business is performed under Master Service Agreements • Acquired the Powerline Plus Companies in January 2022 BUSINESS SEGMENT UPDATE TRANSMISSION & DISTRIBUTION (T&D). REPRESENTATIVE CUSTOMERS *T&D backlog only includes 90 days of MSA work; typically, these agreements are multi-year in duration $1,154 $1,302 $1,746 $2,089 $1,881 $1,900 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2020 2021 2022 2023 2024 06/30/25 LTM M il li o n s T&D Revenue T&D Revenue 11.7% CAGR

8Source: The C Three Group/Yes Energy, North American Electric Distribution Market Forecast, October 2024 “IOU spend increased a record 18.6% in 2023 fueled by inflation, resiliency spend, and customer growth.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures STRONG LONG-TERM DRIVERS T&D MARKET OUTLOOK. Source: Edison Electric Institute, updated January 2025 Actual and Projected Transmission Investment by Investor-Owned Electric Companies Investor-owned utilities (IOUs) spent $30.0 billion on transmission investment in 2023, compared to $26.7 billion in 2022 (in nominal dollars), and are planning to invest approximately $158 billion on transmission construction between 2024 and 2027. • Power consumption is expected to reach record highs in 2025 and 2026. The Energy Information Administration projected consumption would hit 4,189 billion kilowatt hours in 2025 and 4,278 billion kilowatt hours in 2026. (Reuters.com and EIA.gov, July 2025) • A study conducted for the National Electrical Manufacturers Association anticipates electricity demand will rise 2% annually and a total of 50% by 2050. They predicted data centers would be the leading driver of demand growth through 2037, when transportation electrification would take the lead. (Utility Dive and MakeitElectric.org, April 2025) • S&P Global forecast aggregated energy utility investments to continue reaching new heights. They projected $222B will be spent in 2026, $228B in 2027, and $208B in 2028 driven by infrastructure modernization, new generation and technology. Electric transmission and distribution were expected to make up more than 50 percent of the spending. (SPGlobal.com, April 2025) System Reliability & Resiliency Programs Aging Electric Grid Connecting New Generation Sources Plant Retirements System Hardening Electrification Data Centers & Reshoring Distributed Energy Resources INVESTMENT DRIVERS

9 • LTM revenue of $1.55 billion as of June 30, 2025 • Backlog of $1.72B as of June 30, 2025 • Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets • Strong, long-standing customer relationships REPRESENTATIVE CUSTOMERS BUSINESS SEGMENT UPDATE COMMERCIAL & INDUSTRIAL (C&I). $1,093 $1,197 $1,263 $1,555 $1,482 $1,552 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2020 2021 2022 2023 2024 06/30/25 LTM M il li o n s C&I Revenue C&I Revenue 8.1% CAGR

10 Data Centers Airport Projects Transportation Healthcare Clean Energy, Storage & EV Charging E-Commerce Water/Wastewater Facilities Industrial Facilities MYR GROUP CORE C&I MARKETS STRONG, DIVERSE CORE MARKETS C&I MARKET OUTLOOK. • FMI anticipates 1% growth of the engineering and construction industry in 2025. “This slowdown is primarily driven by broad-based weakness in the residential sector,” FMI wrote. They anticipate “mixed results” in the nonresidential building and infrastructure segments. Market segments including office, data centers, health care, educational, religious, amusement and recreational, power, sewage and waste disposal, and water supply are expected to growth this year. FMI’s latest survey of nonresidential construction sentiment rose to 49.8 from 43.5 in the previous quarter. (FMIcorp.com, July 2025) • The Dodge Momentum Index (DMI) grew 6.8% to 225.1 (2000=100) in June from a downward May revision of 210.9. This brought the DMI to 20% above the levels of a year earlier. Nonresidential planning “steadily improved” in June, and warehouse, recreation and data center planning all showed “strength.” (construction.com, July 2025) • The Associated Builders and Contractors Association’s Construction Backlog Indicator rose to 8.7 months in June. The ABC’s Construction Confidence Index improved for sales and profit margins, but fell for staffing levels (sales 62.8, profit margins 53.5, and staffing 59.4). All three components remained above 50, the threshold for expected growth over the next six months. They noted the “durability” is due, in part, to the “ongoing boom in data center construction.” (ABC.org, July 2025) Source: The Dodge Momentum Index, July 8, 2025 MYR Group’s C&I segment sees steady bidding opportunities in our core markets and we continue to be well diversified.

11 MARKET OPPORTUNITIES FOR BOTH T&D AND C&I DATA CENTER MARKET EXPANSION. AI Driven Demand Increased Cloud Services Greater Data Storage Needs Deceleration of Power Efficiency Gains Crypto Mining Operations DATA CENTER DRIVERS DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT C Three’s 2024 North American Electric Transmission Market Forecast reports that AI is “supercharging” data center growth and is a major driver of increasing load growth projections. They noted that data centers are chasing cheap power for their locations, while hyperscale data center owners are also chasing renewable power. The report noted there are more than 170 hyperscale and co-location data centers planned, representing more than 45GW of capacity. (C Three, Sept. 2024) • Data centers were the highest growth segment in FMI’s third quarter engineering and construction outlook. They estimated that data center market spending will be 32% higher this year than last year and continue growing over the next four years by 19%, 15%, 11% and 9%, respectively. The deceleration of annual growth rates is “partly due to power and labor constraints” and political and trade policy disruption. (FMI 2025 North American Engineering and Construction Outlook, July 2025) • Energy consumption from the building category which includes data centers could quadruple – from around 40 billion kilowatt-hours now to more than 160 kilowatt-hours by 2050, according to the Energy Information Administration. (EIA, June 2025) • According to a report from The U.S. Department of Energy’s (DOE), Lawrence Berkeley National Laboratory (LBNL), data center load growth has tripled over the past decade and continues to grow. LBNL expects data center electricity demand to grow to between 6.7 and 12% of total U.S. electricity by 2028. (newscenter.lbl.gov, January 2025) • According to The U.S. Department of Energy (DOE), data center deployment, partly driven by the need to power new AI applications, is a significant factor of near-term electricity demand growth. The Electric Power Research Institute (EPRI) estimates that data centers could grow to consume up to 9% of U.S. electricity generation annually by 2030, up from 4% of total load in 2023. (energy.gov, August 2024) MYR Group’s C&I division has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D division has been providing utilities the construction services needed to support new electrical infrastructure for more than a century. Source: U.S. Department of Energy, August 2024

12 MARKET OPPORTUNITIES FOR BOTH T&D AND C&I CLEAN ENERGY GENERATION MIX. New Generation to Support Load Growth Renewable Portfolio Standards State Tax Incentives Federal Tax Credits Clean Power Portfolios Customer Demand for Clean Power CLEAN ENERGY DRIVERS UTILITY-SCALE SOLAR INSTALLATIONS AND FORECAST SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, 2024 Year in Review In 2024, the US solar industry installed nearly 50 gigawatts direct current (GWdc) of capacity, a 21% increase from 2023. The utility-scale segment installed a record-breaking 41.4 GWdc in 2024, 33% year-over-year growth and the second consecutive annual record. Developers installed more than 16 GWdc in Q4 alone. In the Base Case outlook, Wood Mackenzie forecasts that the utility-scale segment will add 356 GWdc of installed capacity between 2025 and 2035. Installation momentum from 2024 will continue into 2025, but installed capacity will start to plateau and decline starting in 2026 from a contraction in the overall pipeline. (seia.org, March 2025) The generation mix across the U.S. and Canada is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand. • More than 2 GW of energy storage was installed in Q1, led by utility scale storage which grew by 57 percent year over year. While the pipeline for this year “remains strong” the segment is at risk for contraction in 2026 “due to policy uncertainty,” according to the U.S. Energy Storage Monitor. (cleanpower.org, June 2025) • The Energy Information Administration reports that renewable energy generation is the main contributor to growth in U.S. electricity generation. The EIA expects solar generation to increase by 35 percent in 2025 and 18 percent in 2025, with additions of 31 GW in 2025 and 29 GW in 2026. (eia.gov, Short Term Energy Outlook, April 2025) • Jeffries analysts expect utilities “with renewables-heavy plans” to accelerate the development of those projects to qualify for the Inflation Reduction Act (IRA) tax credits before they are phased by the budget bill signed into law on July 4. The law requires wind and solar projects to start construction within a year of the law’s enactment to qualify for clean electricity production and investment tax credits OR to be placed in service by the end of 2027. (Utility Dive, July 2025)

13 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. CLEAN ENERGY TRANSFORMATION PARTNER.

14 BUILDING A SUSTAINABLE FUTURE WITH CORPORATE RESPONSIBILITY. VIEW REPORT Policy & Guidance - Established corporate policies - Promote honest and ethical conduct - Develop employee awareness and compliance Equity & Inclusion - 43% racially/ethnically/gender diverse Board of Directors - Established Veteran Employee Resource Group - Varied vendor utilization and partnerships Reducing Our Impact On Projects - Recycling scrap material - Environmental compliance Clean Energy Transformation Partner - Clean energy interconnect work - Solar & energy storage projects - Electric vehicle charging installations Giving Back to our Communities - In the last three years: - Raised and donated more than $3.5M - Supported more than 130 non-profit organizations Operating Sustainably - GHG emissions tracking and goals - Waste recycling and reduction - Water and energy stewardship Investing in our People - 50,900+ workhours of training - 1,143 employee development courses completed - Robust benefits and wellness program Board Composition - Independent Chair of the Board - Committees comprised solely of independent directors - Majority voting standard for directors in uncontested elections Corporate Governance - Conduct annual evaluations - Effective executive compensation best practices Keeping Safety at Our Core - Behavioral commitment to safety - Strong culture built on leadership, employee dedication, top-notch training programs, industry involvement, and a focus on constant innovation and improvement Online at myrgroup.com/sustainability

15 MYRG - CAGR 36.79% EME - CAGR 39.85% PWR - CAGR 50.10% MTZ - CAGR 19.61% DY - CAGR 35.03% -200.0% 0.0% 200.0% 400.0% 600.0% 800.0% 1000.0% Dividend-Adjusted Stock Return (01/02/2020 - 06/30/2025) MYRG Div.-Adj. Return EME Div.-Adj. Return PWR Div.-Adj. Return MTZ Div.-Adj. Return DY Div. Adj.-Return DELIVERING STRONG RETURNS DIVIDEND-ADJUSTED STOCK RETURN. Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2020 32.43$ 84.68$ 40.56$ 63.69$ 46.90$ 6/30/2025 181.45$ 534.89$ 377.98$ 170.43$ 244.39$ Div. Adj. Stock Return 459.5% 531.6% 832.0% 167.6% 421.1%

16 Q2 2025 RESULTS $26.5M Net Income or $1.70 Per Diluted Share $2.64B Backlog $900.3M Revenue Our second quarter performance resulted in quarterly revenues of $900 million and backlog of $2.64 billion with net income, consolidated gross profit, gross margin and EBITDA all increasing compared to the same period of 2024.” Mr. Swartz continued, “This quarter, we secured multiple master services agreements and new projects across our core markets, further expanding our business footprint. We value the strong relationships we’ve established with our customers and continue to leverage the full capabilities of MYR Group companies to enhance the value we deliver while strategically positioning ourselves for future growth. Rick Swartz President and CEO DELIVERING STRONG RETURNS FINANCIAL SNAPSHOT. T&D $1.90B C&I $1.55B Business Segment Revenue June 30, 2025 LTM Total Revenue $3.45B Net Income $76.4M Earnings per Diluted Share $4.79 EBITDA * $188.4M Free Cash Flow * $108.6M * See reconciliation of non-GAAP measures on slide 20 June 30, 2025 LTM FINANCIAL OVERVIEW Total Revenue $3.45B

17 41.2% 15.0% 12.4% 11.8% 6.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% EME DY MYRG PWR MTZ 3-Year Average ROIC WELL-POSITIONED TO SUPPORT ADDITIONAL GROWTH BALANCE SHEET STRENGTH. Source: S&P Capital IQ MYR, PWR, MTZ, and EME 3-year period is June 2022 – June 2025 DY 3-year period is April 2022 – April 2025 • Low debt leverage • Strong balance sheet with $383M in availability under our $490M credit facility • Substantial bonding capacity • Investment in specialty equipment supports future organic growth $44.4 $52.4 $77.1 $84.7 $75.9 $64.3 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2020 2021 2022 2023 2024 06/30/25 LTM M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2020 2021 2022 2023 2024 06/30/25 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity

18 $132.4 $164.2 $175.8 $188.2 $117.8 $188.4 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 06/30/25 LTM M ill io n s EBITDA * EBITDA 8.2% CAGR DEMONSTRATES STRONG, LONG-TERM EXECUTION FINANCIAL PERFORMANCE. * For reconciliation of EBITDA to net income, see page 20 QTR YEAR $2,247 $2,498 $3,009 $3,644 $3,362 $3,452 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2020 2021 2022 2023 2024 06/30/25 LTM M ill io n s Revenue by Work Type Trans. Dist. C&I 10.0% CAGR $1,649 $1,789 $2,502 $2,512 $2,576 $2,642 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 2 2020 2021 2022 2023 2024 2025 M il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 11.0% CAGR $3.48 $4.95 $4.91 $5.40 $1.83 $4.79 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2020 2021 2022 2023 2024 06/30/25 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 7.4% CAGR

19 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 42 years Industry: 42 years 20 Years EXECUTIVES AVERAGE: With MYR Group MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: 2 years Industry: 22 years Brian Stern, COO - T&D MYRG: 20 years Industry: 24 years Don Egan, COO - C&I MYRG: 33 years Industry: 33 years William Fry, CLO MYRG: 6 years Industry: 27 years 29 Years Industry Experience 29% Female 86% Majority Independent 43% Racially / Ethnically Diverse Directors BOARD OF DIRECTORS STATISTICS * 4:3 Varied Tenure 4 of 7 have 0-8 years 3 of 7 have 9+ years EXECUTIVES & BOARD OF DIRECTORS EXPERIENCED LEADERSHIP TEAM. * As of June 30, 2025

20 CREATING SHAREHOLDER VALUE. Identify and evaluate strategic opportunities in the U.S. and Canada that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets in the U.S. and Canada Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long-term customer relationships ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares Year-to-date, the Company repurchased $75.0M worth of shares. On July 30, 2025, The Company announced that its Board of Directors approved a new share repurchase program which authorizes the Company to repurchase up to $75.0M of outstanding shares of common stock. The program will expire on February 4, 2026, or when the authorized funds are exhausted, whichever is earlier

21 Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health. ROIC Definition Net Income (LTM) [A] + [(Net Interest Expense + Amortization of Intangibles) * (1-Effective Tax Rate)] [A] Net Income excludes noncontrolling interest and discontinued operations ÷ [Book Value (Total Stockholders’ Equity [B] + Net Debt] @ beginning and ending period average [B] Total Stockholders’ Equity excludes minority interests and discontinued operations = Return on Invested Capital Three-year averages are derived from calculating the return metric for each twelve-month period and then averaging the three-period metrics EBITDA FREE CASH FLOW DEMONSTRATES STRONG LONG-TERM EXECUTION RECONCILIATION OF NON-GAAP MEASURES. ($ In Millions, Except Per Share Amounts)* FY LTM LTM 2020 2021 2022 2023 2024 6/30/2025 6/30/2025 Net Income 58.8$ 85.0$ 83.4$ 91.0$ 30.3$ 76.4$ Net cash flow from operating activities 172.9$ Interest Expense, net 4.6 1.7 3.4 4.1 6.1 7.1 Less: cash used in purchasing property and equipment (64.3) Income Tax Expense 22.6 31.3 30.8 34.0 16.2 39.3 Free Cash Flow 108.6$ Depreciation and Amortization 46.4 46.2 58.2 59.1 65.2 65.6 EBITDA 132.4$ 164.2$ 175.8$ 188.2$ 117.8$ 188.4$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization. Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment

22 JENNIFER HARPER MYR Group Inc., Vice President, Investor Relations and Treasurer Investorinfo@myrgroup.com NASDAQ: MYRG 12121 Grant Street, Suite 610 Thornton, CO 80241 Investorinfo@myrgroup.com HEADQUARTERS myrgroup.com